UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2010

CHINA YIDA HOLDING, CO.
(Exact name of registrant as specified in its charter)

Delaware	000-26777	22-3662292
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

RM 1302-3 13/F, Crocodile House II
55 Connaught Road Central Hong Kong
(Address of principal executive office) (Zip Code)

86-591-28308388
Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Item 8.01 Other Events.

On January 28, 2010, we issued a press release announcing that we closed our previously announced offering.  We sold 2,289,221 shares (the “Shares”) of our common stock at a price of $11.50 per share.

The Shares were sold pursuant to a shelf registration statement on Form S-3 (File No. 333-163687), the statutory prospectus included therein, and its amendments thereto, that was declared effective by the Securities and Exchange Commission (the “Commission”) on January 20, 2010, and the prospectus supplement filed with the Commission on January 22, 2010.  Newbridge Securities served as sole placement agent in the transaction.

A copy of the press release announcing the closing of the financing is attached as Exhibit 99.1 hereto.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release, dated January 28, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 28, 2010	CHINA YIDA HOLDINGS, CO.

	By:	/s/Minhua Chen
Minhua Chen
President and Chief Executive Officer